EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered


                                     REVISED
                       APRIL 2004 MONTHLY OPERATING REPORT
                FOR THE PERIOD FROM MARCH 3, 2004 TO MAY 1, 2004

DEBTORS' ADDRESS:        Footstar, Inc.
                         1 Crosfield Avenue
                         West Nyack, N.Y. 10994

DEBTORS' ATTORNEY:       Weil, Gotshal & Manges LLP
                         767 Fifth Avenue
                         New York, N.Y. 10153


REPORT PREPARER:         Footstar, Inc., a debtor-in-possession


The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


/s/ Richard L. Robbins
----------------------------------
Richard L. Robbins
Senior Vice President of Financial
Reporting and Controls

Date:    June 24, 2004

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered



Attached are revisions to the presentation of the Footstar, Inc. previously filed April Monthly Operating Report to reflect the reclassifications of certain financial statement items as follows:

(amounts in millions)



BALANCE SHEET - MAY 1, 2004
Reclassifications of Accrued expenses to Liabilities subject to compromise
- unsecured:


Estimated liability for rejected unexpired leases and related liabilities:
           Athletic Division                                                    $ 19.3
                                                                                 -----
           Meldisco Division                                                    $  3.3
                                                                                 -----
Employee bonuses accrual:
           Meldisco Division                                                    $  3.5
                                                                                 -----
           Corporate Division                                                   $  4.1
                                                                                 -----

Reclassifications of Minority interests to Liabilities subject to compromise - unsecured:
           Meldisco Division                                                    $ 13.7
                                                                                 -----


RECLASSIFICATIONS AMONG DIVISIONS:

Consolidated taxes payable and retained earnings have not changed; however, certain reclassifications among Divisions have been recorded herein.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered

                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                  REVISED CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)
                          (tabular amounts in millions)
                                   May 1, 2004

                                                           Footstar
                                                      Consolidated Total
                                                      ------------------

ASSETS
------
Current Assets:
   Cash and cash equivalents                          $             8.6
   Accounts receivable, net                                        36.5
   Inventories                                                    249.2
   Prepaid expenses and other current assets                       23.5
                                                      ------------------
Total current assets                                              317.8

   Property and equipment, net                                    181.5
   Goodwill, net                                                   18.0
   Intangible assets, net                                          16.1
   Deferred charges and other assets                               10.1
                                                      ------------------
Total Assets                                          $           543.5
                                                      ==================

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
   Accounts payable                                      $         55.3
   Accrued expenses                                                66.7
   Taxes payable                                                   22.2
                                                      ------------------
Total current liabilities                                         144.2
Long-term liabilities                                              40.5
                                                      ------------------
Total liabilities not subject to compromise                       184.7
                                                      ------------------
Liabilities subject to compromise:
   Secured liabilities                                            126.0
   Unsecured liabilities                                          149.2
   Minority interests                                              13.7
                                                      ------------------
Total liabilities subject to compromise                           288.9
                                                      ------------------

Minority interests                                                 29.2
                                                      ------------------
Total Liabilities                                                 502.8
                                                      ------------------

Shareholders' Equity:
   Common stock $.0l par value: 100,000,000 shares
   authorized, 30,824,400 shares issued                             0.3
   Additional paid-in capital                                     338.2
   Treasury stock: 10,711,569 shares at cost                     (310.6)
   Unearned compensation                                           (0.9)
   Retained earnings                                               13.7
                                                      ------------------
Total shareholders' equity                                         40.7
                                                      ------------------
Total liabilities and shareholders' equity            $           543.5
                                                      ==================

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 REVISED CONDENSED CONSOLIDATING BALANCE SHEETS
                                   (Unaudited)
                          (tabular amounts in millions)
                                   May 1, 2004

                                                                                                                SCHEDULE 1

                                                       Athletic
                                                       Division                                                  Footstar
                                                     (Assets held        Meldisco                              Consolidated
                                                       for Sale)         Division           Corporate             Total
                                                    ---------------    --------------     ---------------     ---------------

ASSETS
------
Current Assets:
   Cash and cash equivalents                        $          6.8     $         0.3      $          1.5      $          8.6
   Accounts receivable, net                                    9.5              25.8                 1.2                36.5
   Inventories                                                86.1             168.4                (5.3)              249.2
   Prepaid expenses and other current assets
   (including intercompany amounts)                           56.7             454.9              (488.1)               23.5
                                                    ---------------    --------------     ---------------     ---------------
Total current assets                                         159.1             649.4              (490.7)              317.8

   Property and equipment, net                                51.8               9.0               120.7               181.5
   Goodwill, net                                              18.0                 -                   -                18.0
   Intangible assets, net                                      3.9                                  12.2                16.1
   Deferred charges and other assets                           4.4                 -                 5.7                10.1
                                                    ---------------    --------------     ---------------     ---------------
Total assets                                        $        237.2     $       658.4      $       (352.1)     $        543.5
                                                    ===============    ==============     ===============     ===============

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
   Accounts payable                                 $         (1.5)    $        54.7      $          2.1      $         55.3
   Accrued expenses                                           35.2              10.6                20.9                66.7
   Taxes payable                                              10.5               7.6                 4.1                22.2
                                                    ---------------    --------------     ---------------     ---------------
Total current liabilities                                     44.2              72.9                27.1               144.2
Long-term liabilities                                            -                 -                40.5                40.5
                                                    ---------------    --------------     ---------------     ---------------
Total liabilities not subject to compromise                   44.2              72.9                67.6               184.7
Liabilities subject to compromise:
   Secured liabilities                                                                             126.0               126.0
   Unsecured liabilities                                      95.2              33.8                20.2               149.2
   Minority interests                                                           13.7                                    13.7
                                                    ---------------    --------------     ---------------     ---------------
Total liabilities subject to compromise                       95.2              47.5               146.2               288.9
                                                    ---------------    --------------     ---------------     ---------------

Minority interests                                                              29.2                                    29.2
                                                    ---------------    --------------     ---------------     ---------------
Total Liabilities                                            139.4             149.6               213.8               502.8
                                                    ---------------    --------------     ---------------     ---------------


Shareholders' Equity:
   Common stock                                                                                      0.3                 0.3
   Additional paid-in capital                                264.7             111.0               (37.5)              338.2
   Treasury stock                                                                                 (310.6)             (310.6)
   Unearned compensation                                                                            (0.9)               (0.9)
   Retained earnings                                        (166.9)            397.8              (217.2)               13.7
                                                    ---------------    --------------     ---------------     ---------------
Total shareholders' equity                                    97.8             508.8              (565.9)               40.7
                                                    ---------------    --------------     ---------------     ---------------
Total liabilities and shareholders' equity          $        237.2     $       658.4      $       (352.1)     $        543.5
                                                    ---------------    --------------     ---------------     ---------------


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered



                                     REVISED
                        MAY 2004 MONTHLY OPERATING REPORT
                 FOR THE PERIOD FROM MAY 2, 2004 TO MAY 29, 2004

DEBTORS' ADDRESS:        Footstar, Inc.
                         1 Crosfield Avenue
                         West Nyack, N.Y. 10994

DEBTORS' ATTORNEY:       Weil, Gotshal & Manges LLP
                         767 Fifth Avenue
                         New York, N.Y. 10153



REPORT PREPARER:         Footstar, Inc., a debtor-in-possession


The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


/s/ Richard L. Robbins
---------------------------------
Richard L. Robbins
Senior Vice President of
Financial Reporting and Controls

Date:    June 24, 2004

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered


Attached are revisions to the presentation of the Footstar, Inc. previously filed May Monthly Operating Report to reflect the reclassifications of certain financial statement items as follows:

(amounts in millions)


BALANCE SHEET - MAY 29, 2004
Reclassifications of Accrued expenses to Liabilities subject to compromise
- unsecured:


Estimated liability for rejected unexpired leases and related liabilities:
           Athletic Division                                                    $ 54.9
                                                                                ------
           Meldisco Division                                                    $  3.3
                                                                                ------
Employee bonuses accrual:
           Meldisco Division                                                    $  3.5
                                                                                ------
           Corporate Division                                                   $  4.1
                                                                                ------

Reclassifications of Minority interests to Liabilities subject to compromise - unsecured:
           Meldisco Division                                                    $ 13.7
                                                                                ------


STATEMENT OF OPERATIONS - MAY 2, 2004 TO MAY 29, 2004

Net income has remained unchanged; however, certain reclassification of professional fees from Reorganization expenses to Store operating, selling, general and administrative expenses have been recorded as follows:

           Meldisco Division                                                    $  5.0
                                                                                ------
           Corporate Division                                                   $  0.6
                                                                                ------


RECLASSIFICATIONS AMONG DIVISIONS:

Consolidated taxes payable and retained earnings have not changed; however, certain reclassifications among Divisions have been recorded herein.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                  REVISED CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)
                          (tabular amounts in millions)
                                  May 29, 2004


                                                               Footstar
                                                           Consolidated Total
                                                           ------------------
ASSETS
------
Current Assets:
   Cash and cash equivalents                                            $87.6
   Accounts receivable, net                                              34.1
   Inventories                                                          155.1
   Prepaid expenses and other current assets                             21.4
                                                           -------------------
Total current assets                                                    298.2

   Property and equipment, net                                          131.2
   Goodwill, net                                                          0.0
   Intangible assets, net                                                12.2
   Deferred charges and other assets                                      6.0
                                                           -------------------
Total Assets                                                           $447.6
                                                           ===================

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
   Accounts payable                                                     $60.5
   Accrued expenses                                                      53.2
   Taxes payable                                                         20.8
                                                           -------------------
Total current liabilities                                               134.5
Long-term liabilities                                                    41.1
                                                           -------------------
Total liabilities not subject to compromise                             175.6
                                                           -------------------
Liabilities subject to compromise:
   Secured liabilities                                                    5.8
   Unsecured liabilities                                                159.1
   Minority interests                                                    13.7
                                                           -------------------
Total liabilities subject to compromise                                 178.6

Minority interests                                                       30.7
                                                           -------------------
Total Liabilities                                                       384.9
                                                           -------------------

Shareholders' Equity:
   Common stock $.0l par value: 100,000,000 shares
   authorized, 30,824,400 shares issued                                   0.3
   Additional paid-in capital                                           338.1
   Treasury stock: 10,711,569 shares at cost                           (310.6)
   Unearned compensation                                                 (0.8)
   Retained earnings                                                     35.7
                                                           -------------------
Total shareholders' equity                                               62.7
                                                           -------------------
Total liabilities and shareholders' equity                             $447.6
                                                           ===================

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                              (Debtor-In-Possesion)
             REVISED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 For The Period From May 2, 2004 To May 29, 2004
                                   (Unaudited)
                          (tabular amounts in millions)

                                                                                        May               Filing to Date
                                                                                    Consolidated           Consolidated
                                                                                  ----------------       ----------------

Net sales                                                                        $         71.9          $        222.3
Cost of sales                                                                              47.5                   156.0
                                                                                 ---------------         ---------------
Gross profit                                                                               24.4                    66.3

Store operating, selling, general and administrative expenses                              21.8                    62.3
Depreciation and amortization                                                               2.8                     8.0
Interest expense                                                                            1.8                     7.9
                                                                                 ---------------         ---------------
    Loss before reorganization expenses                                                    (2.0)                  (11.9)

Reorganization expenses:
    Store closing and related asset impairment costs                                          -                     7.2
    Professional fees                                                                       0.6                     6.2
                                                                                 ---------------         ---------------
Loss before income taxes and minority interests                                            (2.6)                  (25.3)
Provision for income taxes                                                                  1.1                     1.9
                                                                                 ---------------         ---------------
    Loss before minority interests and discontinued operations                             (3.7)                  (27.2)

Minority interests in net income of subsidiaries                                           (1.4)                   (1.6)
Loss from operations of discontinued Athletic Segment                                     (10.1)                  (39.5)
Income from disposal of Athletic Segment                                                   37.3                    18.0
                                                                                 ---------------         ---------------

Net Income/(Loss)                                                                $         22.1           $       (50.3)
                                                                                 ===============         ===============


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 REVISED CONDENSED CONSOLIDATING BALANCE SHEETS
                                   (Unaudited)
                          (tabular amounts in millions)
                                   May 29, 2004

                                                                                                                SCHEDULE 1

                                                       Athletic
                                                       Division                                                  Footstar
                                                     (Assets held        Meldisco                              Consolidated
                                                       for Sale)         Division           Corporate             Total
                                                    ---------------    --------------     ---------------     ---------------
ASSETS
------
Current Assets:
   Cash and cash equivalents                         $         1.6             $ 0.6              $ 85.4                $ 87.6
   Accounts receivable, net                                    7.3              25.5                 1.3                  34.1
   Inventories                                                 0.6             159.8                (5.3)                155.1
   Prepaid expenses and other current assets
   (including intercompany amounts)                          244.3             470.2              (693.1)                 21.4
                                                    ---------------    --------------    ----------------      ----------------
Total current assets                                         253.8             656.1              (611.7)                298.2

   Property and equipment, net                                 4.0               9.5               117.7                 131.2
   Goodwill, net                                                 -                 -                   -                     -
   Intangible assets, net                                        -                 -                12.2                  12.2
   Deferred charges and other assets                           2.1               0.1                 3.8                   6.0
                                                    ---------------    --------------    ----------------      ----------------
Total assets                                               $ 259.9           $ 665.7            $ (478.0)              $ 447.6
                                                    ===============    ==============    ================      ================

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
   Accounts payable                                          $ 0.8            $ 57.5               $ 2.2                $ 60.5
   Accrued expenses                                           19.8              11.6                21.8                  53.2
   Taxes payable                                               8.0               8.8                 4.0                  20.8
                                                    ---------------    --------------    ----------------      ----------------
Total current liabilities                                     28.6              77.9                28.0                 134.5
Other long-term liabilities                                      -                 -                41.1                  41.1
                                                    ---------------    --------------    ----------------      ----------------
Total liabilities not subject to compromise                   28.6              77.9                69.1                 175.6
                                                    ---------------    --------------    ----------------      ----------------
Liabilities subject to compromise:
   Secured liabilities                                           -                 -                 5.8                   5.8
   Unsecured liabilities                                     106.3              32.8                20.0                 159.1
   Minority interests                                            -              13.7                   -                  13.7
                                                    ---------------    --------------    ----------------      ----------------
Total liabilities subject to compromise                      106.3              46.5                25.8                 178.6
                                                    ---------------    --------------    ----------------      ----------------

Minority interests                                               -              30.7                   -                  30.7
                                                    ---------------    --------------    ----------------      ----------------
Total Liabilities                                            134.9             155.1                94.9                 384.9
                                                    ---------------    --------------    ----------------      ----------------

Shareholders' Equity:
   Common stock                                                  -                 -                 0.3                   0.3
   Additional paid-in capital                                264.7             111.0               (37.6)                338.1
   Treasury stock                                                -                 -              (310.6)               (310.6)
   Unearned compensation                                         -                 -                (0.8)                 (0.8)
   Retained earnings                                        (139.7)            399.6              (224.2)                 35.7
                                                    ---------------    --------------    ----------------      ----------------
Total shareholders' equity                                   125.0             510.6              (572.9)                 62.7
                                                    ---------------    --------------    ----------------      ----------------
Total liabilities and shareholders' equity                 $ 259.9           $ 665.7            $ (478.0)              $ 447.6
                                                    ===============    ==============    ================      ================


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered



                    FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                              (Debtor-In-Possesion)
             REVISED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                               For The Period From
                           May 2, 2004 To May 29, 2004
                                   (Unaudited)
                          (tabular amounts in millions)

                                                                                                                     SCHEDULE 2

                                                                                                                       Footstar
                                                            Athletic            Meldisco                              Consolidated
                                                            Division            Division          Corporate              Total
                                                         -----------------    --------------   ---------------    ------------------
Net sales                                                                      $       71.9    $           -      $         71.9
Cost of sales                                                                          48.4             (0.9)               47.5
                                                         -----------------    --------------   ---------------    ---------------
   Gross profit                                                                        23.5              0.9                24.4

Store operating, selling, general and
administrative expenses                                                                17.4              4.4                21.8
Depreciation and amortization                                                           2.2              0.6                 2.8
Interest (income) / expense                                                            (0.5)             2.3                 1.8
                                                         -----------------    --------------   ---------------    ---------------
   Income (loss) before reorganization expenses                                         4.4             (6.4)               (2.0)

Reorganization expenses:
    Store closing & related asset impairment costs                                        -                -                   -
    Professional fees                                                                     -              0.6                 0.6
                                                         -----------------    --------------   ---------------    ---------------
      Income (loss) before income taxes and
      minority interests                                                                4.4             (7.0)               (2.6)
Provision for income taxes                                                              1.1                -                 1.1
                                                         -----------------    --------------   ---------------    ---------------
      Income (loss) before minority interests and
      discontinued operations                                                           3.3             (7.0)               (3.7)

Minority interests in net income of subsidiaries                                       (1.4)               -                (1.4)
Loss from discontinued Athletic Segment                             (10.1)                -                -               (10.1)
Gain from disposal of Athletic Segment                               37.3                 -                -                37.3
                                                         -----------------    --------------   ---------------    ---------------

Net Income (loss)                                        $           27.2      $        1.9    $        (7.0)     $         22.1
                                                         =================    ==============   ===============    ================
